SOUND SHORE FUND INC.

(the “Fund”)

Supplement dated June 29, 2026 to the Prospectus and Statement of Additional Information

dated May 1, 2026

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

At a meeting held on April 30, 2026, the Board of Directors of Sound Shore Fund, Inc. (“Board”) approved, subject to shareholder approval, a proposal to reorganize the Fund into newly created series of Forum Funds II series trust of the same name (the “Acquiring Fund”). Sound Shore Management, Inc. (“Adviser”), the investment adviser to the Fund, recommended the reorganization to the Board.

There will not be any change to the Fund’s investment objective, strategies, or limitations and the Fund’s principal risks will be substantially the same. After the reorganization, the Adviser will remain the investment adviser to the Acquiring Fund. After the reorganization, the expenses of the Acquiring Fund’s Investor Class Shares are expected to be lower than the expenses of the Fund’s Investor Class Shares, and the expenses of the Acquiring Fund’s Institutional Class Shares are expected to be the same as the expenses of the Fund’s Institutional Class Shares.

In order to accomplish the reorganization, the Board voted to submit an Agreement and Plan of Reorganization to shareholders of the Fund for their approval. If the shareholders of the Fund approve the reorganization proposal, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Fund’s shareholders will receive shares of the Acquiring Fund in exchange for their Fund shares. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting to take place on or about September 11, 2026, where the shareholders will consider and vote on the Agreement and Plan of Reorganization. This meeting will occur at the offices of the Fund’s administrator, 190 Middle Street, Portland, Maine 04101. If approved by shareholders, the reorganization is expected to occur on or about September 30, 2026.

Shareholders of the Fund will receive a proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

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For more information, please contact a Fund customer service representative toll free at

1-800-551-1980.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE